EXHIBIT 10.65
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500,000        Common Share Purchase Warrants
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                               WARRANT CERTIFICATE

     WHEREAS the undersigned holder (the "Lender") of this Warrant Certificate has made a loan advance of $500,000.00 U.S. to Activecore Technologies Ltd. (the "Borrower"), a corporation incorporated under the laws of the Province of Ontario and a wholly-owned subsidiary of IVP TECHNOLOGY CORPORATION, (the "Corporation") a public corporation of the State of Nevada in the United States of America;

     AND WHEREAS in consideration of the aforesaid loan advance by the Lender to the Borrower pursuant to a Term Sheet For Secured Financing accepted the 25th day of July, 2003, it was agreed that the Corporation would provide common share purchase warrants to the undersigned holder in accordance with the terms and conditions set out hereinafter;

     NOW THEREFORE, in consideration of the aforesaid loan advance by the Lender to the Borrower, and such other good and valuable consideration, THIS IS TO CERTIFY THAT, for value received, the Corporation agrees, subject to the terms and conditions hereinafter expressed, to sell and deliver to the holder of this Warrant Certificate one fully paid and non-assessable common share of the Corporation for each warrant represented hereby, together with the execution of the Subscription Form attached hereto.

     The following are the terms and conditions hereof:

     (1)  WARRANT PROVISION:

     The holder of this Certificate shall be entitled to 500,000 common share purchase warrants based on one (1) warrant to purchase one (1) share of IVP Technology Corporation for each one U.S. Dollar advanced to the Borrower.

     (2)  WARRANT EXERCISE PRICE:

     Each warrant is exercisable and exchangeable into one (1) common share of the Corporation at the closing price of the common shares of the Corporation on the closing date plus a 20% premium above such closing price.

     (3)  WARRANT EXPIRY DATE:

     All warrants included under this Certificate shall expire at the close of business 365 days following the loan closing date.

     (4)  REGISTERED STOCK:

     If the warrants hereunder are exercised in whole or in part, any common shares obtained as a result of the exercise thereof shall be made tradable one year after the date of closing of the loan transaction.

     (5)  CONSOLIDATION, SUBDIVISION OR RECLASSIFICATION OF COMMON SHARES:

     If the Corporation between the date hereof and the Warrant Expiry Date consolidates its common shares into a lesser number of shares, subdivides its common shares into a greater number of shares, or reclassifies its common shares, then if and when the right to purchase is exercised, the bearer hereof shall have the right to receive such number of common shares as if the bearer hereof had exercised the right to purchase hereunder before such event occurred.

     (6)  PAYMENT OF PURCHASE PRICE:

     Payment of the purchase price shall be made by certified cheque, bank draft or money order to the order of the Corporation.

     (7)  NOT A SHAREHOLDER:

     The holding of this Warrant Certificate shall not constitute the holder thereof as a shareholder of the Corporation.

     (8)  EXERCISABLE IN WHOLE OR IN PART:

     The holder of this Certificate may subscribe for and purchase any lesser number of common shares than the number of common shares provided for purchase under this Certificate and in such event shall be entitled to receive a new Certificate or Certificates representing the balance of warrants evidenced by this Certificate.

     DATED this 30th day of July, 2003.

     Issued To as of the date hereof: INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION 105.

     Authorized on July 30, 2003 by IVP TECHNOLOGY CORPORATION.

                                          per  /s/ Brian MacDonald
                                               ---------------------------------
                                               Chairman and CEO
                                               Brian MacDonald

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

     (4)  REGISTERED STOCK:

     If the warrants hereunder are exercised in whole or in part, any common shares obtained as a result of the exercise thereof shall be made tradable one year after the date of closing of the loan transaction.

     (5)  CONSOLIDATION, SUBDIVISION OR RECLASSIFICATION OF COMMON SHARES:

     If the Corporation between the date hereof and the Warrant Expiry Date consolidates its common shares into a lesser number of shares, subdivides its common shares into a greater number of shares, or reclassifies its common shares, then if and when the right to purchase is exercised, the bearer hereof shall have the right to receive such number of common shares as if the bearer hereof had exercised the right to purchase hereunder before such event occurred.

     (6)  PAYMENT OF PURCHASE PRICE:

     Payment of the purchase price shall be made by certified cheque, bank draft or money order to the order of the Corporation.

     (7)  NOT A SHAREHOLDER:

     The holding of this Warrant Certificate shall not constitute the holder thereof as a shareholder of the Corporation.

     (8)  EXERCISABLE IN WHOLE OR IN PART:

     The holder of this Certificate may subscribe for and purchase any lesser number of common shares than the number of common shares provided for purchase under this Certificate and in such event shall be entitled to receive a new Certificate or Certificates representing the balance of warrants evidenced by this Certificate.

     DATED this 30th day of July, 2003.

     Issued To as of the date hereof: INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION 105.

     Authorized on July 30, 2003 by IVP TECHNOLOGY CORPORATION.

                                          per /s/ Brian MacDonald
                                              ----------------------------------
                                              Chairman and CEO
                                              Brian MacDonald

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